SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347             06-152875
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         (State or other                (Commission         (IRS Employer
         jurisdiction of                File Number)        Identification No.)
         incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT         06830
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         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (203) 661-6942
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

                  On November 2, 2001, Change Technology Partners, Inc., a Delaware corporation (the "Company"), signed and closed a share purchase agreement (the "Purchase Agreement"), pursuant to which the Company sold all of the issued and outstanding capital stock (the "Shares") of RAND Interactive Corporation, a Maryland corporation ("RAND"), to John Snow, a Maryland resident.

                  Under the terms of the Purchase Agreement, the Company received 375,039 shares of Company common stock and a warrant (the "Warrant") to purchase 30%, on a fully diluted basis when exercised, of RAND's common stock, at an aggregate exercise price of $1.00, in exchange for the Shares. The Warrant, exercisable upon the occurrence of certain events, expires on November 2, 2013.

                  The Purchase Agreement and Warrant are attached hereto as Exhibits 99.1and 99.2 respectively.





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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER               DESCRIPTION
                           --------------               -----------

                                99.1        Share Purchase Agreement, dated
                                            November 2, 2001, by and between
                                            Change Technology Partners, Inc. and
                                            John Snow.

                                99.2 Warrant to purchase common stock, dated November 2, 2001, issued by RAND Interactive Corporation to Change Technology Partners, Inc.





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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: November 16, 2001            By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer





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

                                  EXHIBIT INDEX
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EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------

     99.1 Share Purchase Agreement, dated November 2, 2001, by and between Change Technology Partners, Inc. and John Snow.

     99.2 Warrant to purchase common stock, dated November 2, 2001, issued by RAND Interactive Corporation to Change Technology Partners, Inc.





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